-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 30, 2001


                                  CWABS, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      333-38686              95-4596514
----------------------------           ------------        ------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)


     4500 Park Granada
   Calabasas, California                                          91302
   ---------------------                                        ---------
   (Address of Principal                                        (Zip Code)
    Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                           ----- --------
-------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

         Filing of Certain Materials.
         ---------------------------

         In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2001-4 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy with a corresponding declaration page and endorsements relating to the mortgage loans. The policy, declaration page, and endorsements, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated December 5, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                    99.1 MGIC Mortgage Guaranty Master Policy (with Declaration Page and Endorsements)
























* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 7, 2001 and prospectus supplement dated November 14, 2001, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-4.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.



                                                 By:  /s/ Josh Adler
                                                      -------------------
                                                          Josh Adler
                                                          Vice President



         Dated:  December 5, 2001

Exhibit Index



Exhibit                                                                Page
-------                                                                ----


 99.1     MGIC Mortgage Guaranty Master Policy (with Declaration
          Page and Endorsements) filed on Form SE
          dated December 5, 2001                                        5